Supplement, dated May 15, 1997, to the prospectus, dated April 25, 1997 of
           Seligman Value Fund Series, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares".


      The minimum amount for initial investment in each Series is $500 for investors who purchase shares of the Series through Merrill Lynch's MFA or MFA Select programs.




EQVFS1S-5/97